[Logo]  M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



                       MFS(R) WORLD TOTAL
                       RETURN FUND
                       SEMIANNUAL REPORT o APRIL 30, 1998



                    NOW TWO MFS(R) IRA CHOICES (see page 35)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 26
Now two MFS(R) IRA choices ................................................ 35
The MFS Family of Funds(R) ................................................ 36
Trustees and Officers ..................................................... 37

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HIGHLIGHTS
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o   FOR THE SIX MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED
    A TOTAL RETURN AT NET ASSET VALUE OF 12.20%, CLASS B AND CLASS C SHARES 11.83%, AND CLASS I SHARES 12.50%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o FOREIGN STOCK FUNDS HAVE GENERALLY PERFORMED BETTER IN 1998, RELATIVE TO DOMESTIC STOCK FUNDS, THAN THEY HAVE FOR SOME TIME. PART OF THIS IS THE RESULT OF A RECOVERY BY FOREIGN MARKETS AFTER A PERIOD OF UNDERPERFORMANCE, WITH EUROPE, IN PARTICULAR, PERFORMING VERY WELL.

o AMONG COUNTRIES, KEY CONTRIBUTORS INCLUDE PORTUGAL, CANADA, THE UNITED KINGDOM, GERMANY, SWEDEN, FRANCE, AND THE NETHERLANDS. STOCKS INCLUDE SCANDIA, MANNESMANN, COMPASS, PINAULT- PRINTEMPS-REDOUTE, AND AVIS OF EUROPE.

o AFTER CONCENTRATING THE FUND'S BOND PORTION ON HIGHER-YIELDING MARKETS IN EUROPE, AND THUS BENEFITING FROM THE CONVERGENCE OF YIELDS LEADING TO EUROPEAN MONETARY UNION, WE RECENTLY BEGAN MOVING ASSETS BACK TO THE U.S. AND GERMAN MARKETS, WHERE WE ARE FINDING BETTER VALUE.

--------------------------------------------------------------------------------
         NOT FDIC INSURED         MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    May 14, 1998

-------------------------------------------------------------------------------
JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
-------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the six months ended April 30, 1998, Class A shares of the Fund provided a total return of 12.20%, Class B and Class C shares 11.83%, and Class I shares 12.50%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 11.67% for the same period. The MSCI World Index is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. The Fund's returns also compare to a 10.51% return for the Lipper Global Flexible Fund Index as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. COULD YOU TALK ABOUT SOME OF THE REASONS FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARKS IN THE PAST SIX MONTHS?

A. In general, foreign stock funds have performed better this year, relative to domestic stock funds, than they have for some time. Part of this is due to their simply catching up after a period of underperformance by foreign markets. Europe, in particular, has done very well. Some of this is also the result of some markets performing well not only in local currency terms but also in dollar terms. The Fund benefited from the fact that the weighting in the Far East, especially in Japan, was relatively light.

Q.  COULD YOU TALK ABOUT SOME REGIONS AND STOCKS THAT HAVE HELPED PERFORMANCE?

A. There doesn't seem to be any pattern in terms of sectors or countries, but we can say that Europe in general has performed well, while the Far East has done poorly. The United States did reasonably well, although not as well as Europe. Even in Europe, however, it has definitely been a stock picker's market, one that stresses individual company selection over country selection. The list of holdings that were key contributors includes stocks from Portugal, Canada, the United Kingdom, Germany, Sweden, France, and the Netherlands. Stocks include Scandia, Mannesmann, Compass, Pinault-Printemps-Redoute, Avis of Europe, and Williams.

Q. IS THIS EMPHASIS ON STOCK PICKING TYPICAL OF THE WAY YOU MANAGE THE FUND OR A REFLECTION OF THE ENVIRONMENT?

A. That's the way the Fund is run, but the nature of the markets right now is probably encouraging everybody to work that way because there don't seem to be any major groups that stand out.

Q. YOU SAID THAT THE FUND'S ALLOCATION TO THE FAR EAST WAS QUITE SMALL. NOW, HOWEVER, ARE YOU BEGINNING TO FIND SOME OPPORTUNITIES THERE?

A. We have found a few. For example, Wing Hang Bank in Hong Kong looks promising, as does Singapore Press. In Japan, there are Sony and Rohm, among others. They are strong exporters with well-known brand names and global franchises.

Q. THE FUND'S BIGGEST INDUSTRY WEIGHTING IS IN FINANCIAL SERVICES. WHAT DO YOU LIKE ABOUT THIS SECTOR?

A. That's really a catch-all that includes banks, insurance companies, and miscellaneous financial companies. It's been an area of very strong performance for a very long time. In fact, I believe we might be getting close to the end of this run for some of these companies. These stocks benefit from declining interest rates, and I think we have come most of the way with that phenomenon.

Q.  ANOTHER BIG SECTOR IS CONSUMER STAPLES. WHAT CAN YOU TELL US ABOUT THAT?

A. Again, that's a function of stock picking. It wasn't a conscious decision to find defensive stocks. For our consumer staples holdings, we look for companies that we view as having stable earnings histories. That includes companies like Wella, a cosmetics company in Germany; Foster's Brewing, a beer company in Australia; Kirin Beverage in Japan; and Ahold, a Dutch multinational supermarket operator.

Q. IN THE LAST REPORT, YOU MENTIONED THAT YOU WERE CUTTING BACK THE U.S. PORTION OF THE FUND. IS THIS STILL THE CASE?

A. Yes. We've been slowly decreasing the Fund's holdings in the United States in favor of Europe. Primarily it's because of valuations. We think the U.S. equity market is getting a little expensive. Also, the United States now accounts for almost 50% of the world's market capitalization, which is significantly higher than a few years ago and indicates to us that it's gone about as far as it can go.

Q.  WHAT ABOUT THE BOND PORTION?

A. After concentrating on the higher-yielding bond markets in Europe for the past 18 months, and thus benefiting from the convergence of yields leading up to European monetary union, we recently began switching these assets back to the U.S. and German markets. We believe most of the European convergence is behind us, and the U.S. bond market offers better relative value based on both real (inflation-adjusted) and nominal rates. While most economies in Europe are recovering, the United Kingdom is beginning to falter due to an overvalued currency and relatively high interest rates. As a result, we have increased our bond holdings in the United Kingdom. Globally, inflation remains quite benign and, in some countries, is actually falling. We feel this will help maintain the constructive tone in most bond markets.

Q.  AND HOW ABOUT THE CURRENCY POSITION?

A. During the past three years, the U.S. dollar has been quite strong versus both the German mark and the Japanese yen, primarily due to a stronger economy and higher interest rates. Consequently, most nondollar currency positions that were unhedged during this period had a negative impact on nominal returns for the Fund. However, with European monetary union fast approaching and economic growth picking up in these countries, the German mark, in particular, has recently appreciated versus both the dollar and the yen. This has positively impacted the Fund's performance. Due to the prolonged economic weakness and lack of fiscal reform in Japan, we remain negative on the yen, especially versus the German mark.

Q.  WHAT DO YOU SEE AS SOME OF THE BIGGEST RISKS GOING FORWARD?

A. The biggest risk would be a worldwide slowdown in profit growth, which we think is possible because of what happened in the Far East. The second thing that should be of some concern is interest rates. We've had a secular decline in rates for several years now, so we may have gone down as far as we're going to go. If profits start to slow or interest rates go up, or both, it could certainly have a negative impact on stock prices.

Q. LOOKING AHEAD, WHAT KIND OF ENVIRONMENT DO YOU SEE, AND HOW MIGHT YOU BE POSITIONING THE FUND FOR IT?

A. We still think that if we can pick the right stocks, we'll do all right. We don't think we're at the stage at which all equities are going to do poorly. It's not like the last major bear market, in 1973 and '74, when companies were selling at price-to-earnings multiples in the 50s and we were hit by rising energy costs, which drove inflation and interest rates higher. Today, the picture is more mixed. The economy isn't growing as fast as it was, but it's still growing, and inflation is under control. For example, the price of oil, which is one of the key indicators of inflation, has virtually collapsed. So while we may see a slowdown in equity markets worldwide, overall, the long-term outlook appears positive. [Graphic Omitted] Frederick
    J. Simmons Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
------------------------------------------------------------------------------

FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, MFS(R) MERIDIAN(SM) WORLD TOTAL RETURN FUND, AND THE WORLD TOTAL RETURN AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS.

MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, A VICE PRESIDENT -- INVESTMENTS IN 1975, AND A SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD TOTAL RETURN FUND IN 1991. PREVIOUSLY, HE WAS PORTFOLIO MANAGER OF MFS(R) RESEARCH FUND AND OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND.

MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:              SEEKS TOTAL RETURN: ABOVE-AVERAGE CURRENT INCOME
                          (COMPARED TO AN ALL-STOCK PORTFOLIO) AND OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  SEPTEMBER 4, 1990

  CLASS INCEPTION:        CLASS A  SEPTEMBER 4, 1990
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $306.1 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH APRIL 30, 1998

CLASS A
                            6 Months    1 Year  3 Years  5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return      +12.20%   +23.79%  +59.30%  +95.26%        +167.29%
--------------------------------------------------------------------------------
Average Annual Total Return     --     +23.79%  +16.79%  +14.32%        + 13.70%
--------------------------------------------------------------------------------
SEC Results                     --     +17.91%  +14.91%  +13.22%        + 12.98%
--------------------------------------------------------------------------------

CLASS B
                           6 Months    1 Year  3 Years  5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return     +11.83%   +23.05%  +56.09%  +89.27%        +159.30%
--------------------------------------------------------------------------------
Average Annual Total Return    --     +23.05%  +16.00%  +13.61%        + 13.25%
--------------------------------------------------------------------------------
SEC Results                    --     +19.05%  +15.25%  +13.35%        + 13.25%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1998.

CLASS C
                           6 Months    1 Year  3 Years  5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return     +11.83%   +23.06%  +56.25%  +90.02%        +159.30%
--------------------------------------------------------------------------------
Average Annual Total Return    --     +23.06%  +16.04%  +13.70%        + 13.25%
--------------------------------------------------------------------------------
SEC Results                    --     +22.06%  +16.04%  +13.70%        + 13.25%
--------------------------------------------------------------------------------

CLASS I
                           6 Months    1 Year  3 Years  5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return     +12.50%   +24.30%  +60.08%  +96.29%        +168.38%
--------------------------------------------------------------------------------
Average Annual Total Return    --     +24.30%  +16.98%  +14.44%        + 13.76%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1998.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. Please see a prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

LARGEST STOCK SECTORS

            Other Sectors                                19.11%
            Financial Services                           15.63%
            Consumer Staples                             13.60%
            Energy                                       10.14%
            Utilities & Communications                    9.87%
            Industrial Goods & Services                   9.79%
            Health care                                   8.04%
            Technology                                    7.90%
            Retailing                                     5.92%
For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  2.2%                 CANADIAN NATIONAL RAILWAY  1.8%
Fire protection, packaging, and electronic    Railway/transportation company
equipment manufacturer
                                              PINAULT-PRINTEMPS-REDOUTE SA 1.7%
GENERAL ELECTRIC CO.  2.0%                    French department store chain
Diversified manufacturing and financial
services conglomerate                         IHC CALAND NV  1.7%
                                              Dutch marine services company
SONY CORP.  1.9%
Japanese electronics and entertainment        ASDA GROUP  1.7%
company                                       British food retailer

BRITISH PETROLEUM PLC  1.9%                  COMPASS GROUP PLC  1.6%
Oil exploration and production company       British commercial food catering
                                             company
AMERICAN EXPRESS CO.  1.9%
Financial services company

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 1998

Stocks - 59.7%
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ISSUER                                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------
Foreign Stocks - 41.4%
  Australia - 1.8%
    Fosters Brewing Group (Beverages)                                        877,700   $  1,908,419
    QBE Insurance Group Ltd. (Insurance)                                     565,991      2,593,960
    Seven Network Ltd. (Entertainment)                                       277,800        996,471
                                                                                       ------------
                                                                                       $  5,498,850
---------------------------------------------------------------------------------------------------
  Austria - 0.3%
    Austria Tabak AG (Tobacco)*                                               16,200   $  1,014,263
---------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Companhia Cervejaria Brahma, ADR (Beverages)                              32,200   $    424,637
    Companhia Paranaense de Energia, ADR
      (Utilities - Electric)                                                  68,100        970,425
    Uniao de Banco Brasiliero S.A. (Banks and
      Credit Cos.)                                                            26,900      1,069,275
                                                                                       ------------
                                                                                       $  2,464,337
---------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Canadian National Railway Co. (Railroads)                                 52,800   $  3,435,300
---------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S.A., ADR (Utilities - Electric)                                  41,600   $  1,224,600
---------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Huhtamaki Oy Group (Conglomerate)                                         21,100   $  1,220,392
---------------------------------------------------------------------------------------------------
  France - 4.2%
    Elf Aquitaine S.A. (Oils)                                                 11,100   $  1,455,647
    Pin Printemps Redo (Retail)                                                4,300      3,200,432
    Sanofi S.A. (Medical and Health Products)                                 17,600      2,132,536
    Total S.A., ADR (Oils)                                                    34,700      2,038,625
    TV Francaise (Broadcasting)                                               16,100      2,261,198
    Union des Assurances Federales S.A. (Insurance)                           11,500      1,798,637
                                                                                       ------------
                                                                                       $ 12,887,075
---------------------------------------------------------------------------------------------------
  Germany - 2.2%
    Adidas-Salomon AG (Apparel and Footwear)                                  13,300   $  2,204,932
    Mannesmann AG (Machinery and Telecommunications
      Equipment)                                                               3,300      2,618,668
    Volkswagen AG (Automotive)                                                 2,400      1,911,173
                                                                                       ------------
                                                                                       $  6,734,773
---------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                    39,496   $  1,131,907
---------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                                              223,000   $    685,046
    Wharf Holdings Ltd. (Real Estate)                                        300,000        480,155
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                              160,800        452,461
                                                                                       ------------
                                                                                       $  1,617,662
---------------------------------------------------------------------------------------------------
  Italy - 2.0%
    Eni S.P.A, ADR (Oils)                                                     15,200   $  1,005,100
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                                            575,400      1,719,624
    Telecom Italia S.P.A. (Telecommunications)*                              301,950      1,591,767
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                                                   525,400      1,906,771
                                                                                       ------------
                                                                                       $  6,223,262
---------------------------------------------------------------------------------------------------
  Japan - 4.8%
    Canon, Inc. (Office Equipment)                                            95,000   $  2,242,120
    Eisai Co. Ltd. (Pharmaceuticals)                                          33,000        472,779
    Kirin Beverage Corp. (Beverages)                                         115,000      2,245,890
    Osaka Sanso Kogyo Ltd. (Chemicals)                                       146,000        302,745
    Rohm Co. (Electronics)                                                    14,000      1,577,138
    Sony Corp. (Electronics)                                                  44,000      3,652,843
    Takeda Chemical Industries (Pharmaceuticals)                              75,000      2,137,687
    Terumo Corp. (Pharmaceuticals)                                            45,000        657,593
    Tokyo Broadcasting System, Inc. (Broadcasting)                            40,000        506,711
    Ushio, Inc. (Electronics)                                                109,000        993,674
                                                                                       ------------
                                                                                       $ 14,789,180
---------------------------------------------------------------------------------------------------
  Netherlands - 5.1%
    Akzo Nobel N.V. (Chemicals)                                               13,200   $  2,684,679
    Benckiser N.V. (Consumer Goods and Services)*                             35,900      2,094,522
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                              43,600      2,125,198
    IHC Caland N.V. (Marine Equipment)*                                       53,596      3,119,007
    Koninklijke Ahold N.V., ADR (Food/Retail)                                 46,783      1,470,741
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                              30,800      1,066,904
    Royal Dutch Petroleum Co., ADR (Oils)                                     39,400      2,228,563
    Wolters Kluwer N.V. (Publishing)*                                          6,359        831,063
                                                                                       ------------
                                                                                       $ 15,620,677
---------------------------------------------------------------------------------------------------
  New Zealand - 0.1%
    Telecom Corp. of New Zealand
      (Telecommunications)*                                                   78,400   $    209,744
---------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Telefonica del Peru S.A., ADR
      (Telecommunications)                                                    41,400   $    915,975
---------------------------------------------------------------------------------------------------
  Portugal - 0.6%
    Banco Totta E Acores (Banks and Credit Cos.)                              48,500   $  1,845,648
---------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Singapore Press Holdings Ltd. (Printing &
      Publishing)                                                             63,972   $    707,208
---------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp. (Utilities - Electric)                         17,000   $    231,760
---------------------------------------------------------------------------------------------------
  Spain - 2.1%
    Iberdrola S.A. (Utilities - Electric)                                    179,000   $  2,877,814
    Acerinox S.A. (Iron and Steel)                                             6,300      1,021,130
    Telefonica de Espana (Utilities - Telephone)                              56,200      2,361,001
                                                                                       ------------
                                                                                       $  6,259,945
---------------------------------------------------------------------------------------------------
  Sweden - 2.8%
    Astra AB (Pharmaceuticals)                                                98,100   $  1,951,860
    Securitas AB (Security Services)*                                         31,300      1,152,519
    Skandia Forsakrings AB (Insurance)                                        36,700      2,555,724
    Telefonaktiebolaget LM Ericsson, ADR
      (Telecommunications Equipment)                                          32,800      1,687,150
    Volvo AB (Automobiles)                                                    36,300      1,059,923
                                                                                       ------------
                                                                                       $  8,407,176
---------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Ciba Specialty AG (Chemicals)                                             13,200   $  1,597,200
---------------------------------------------------------------------------------------------------
  United Kingdom - 10.7%
    Aegis Group PLC (Advertising)                                             36,400   $     55,972
    ASDA Group PLC (Supermarkets)                                            928,600      3,108,003
    Avis Europe PLC (Auto Rental)##                                          682,700      2,635,859
    Bank of Scotland (Banks and Credit Cos.)*                                121,500      1,492,602
    BAT Industries PLC (Tobacco)                                             105,100        990,745
    Booker PLC (Food - Wholesale)                                            187,000        822,011
    British Aerospace PLC (Aerospace and Defense)*                            77,700      2,594,758
    British Petroleum PLC, ADR (Oils)                                         37,807      3,572,762
    Compass Group PLC (Food - Catering)##                                    176,400      3,051,541
    Diageo PLC (Food & Beverage Products)                                    144,748      1,722,554
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                            154,965      2,319,420
    LucasVarity PLC (Automotive)                                             595,400      2,659,542
    PowerGen PLC (Utilities - Electric)*                                     191,000      2,579,437
    Tomkins PLC (Conglomerates)                                              453,933      2,670,636
    Williams PLC (Conglomerates)                                             339,000      2,600,714
                                                                                       ------------
                                                                                       $ 32,876,556
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $126,913,490
---------------------------------------------------------------------------------------------------
U.S. Stocks - 18.3%
  Aerospace - 0.4%
    Lockheed - Martin Corp.                                                   11,008   $  1,226,016
---------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Norwest Corp.                                                             58,900   $  2,337,594
---------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                                     19,400   $  2,247,975
---------------------------------------------------------------------------------------------------
  Construction Services - 0.4%
    Martin Marietta Materials, Inc.                                           22,546   $  1,058,253
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Philip Morris Cos., Inc.                                                  74,000   $  2,761,125
    Tyco International Ltd.                                                   74,700      4,071,150
                                                                                       ------------
                                                                                       $  6,832,275
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                                                      43,800   $  3,728,475
---------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    American Express Co.                                                      34,300   $  3,498,600
    Federal Home Loan Mortgage Corp.                                          40,600      1,880,287
                                                                                       ------------
                                                                                       $  5,378,887
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    McCormick & Co., Inc.                                                     35,200   $  1,205,600
---------------------------------------------------------------------------------------------------
  Insurance - 1.9%
    Allstate Corp.                                                            29,000   $  2,791,250
    Reliastar Financial Corp.                                                 25,400      1,158,875
    Transamerica Corp.                                                        16,500      1,905,750
                                                                                       ------------
                                                                                       $  5,855,875
---------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Deere & Co., Inc.                                                         25,400   $  1,484,313
---------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    American Home Products Corp.                                              15,000   $  1,396,875
    Bristol-Myers Squibb Co.                                                  28,200      2,985,675
    Warner-Lambert Co.                                                         4,500        851,344
                                                                                       ------------
                                                                                       $  5,233,894
---------------------------------------------------------------------------------------------------
  Oils - 1.5%
    Exxon Corp.                                                               27,900   $  2,034,956
    USX-Marathon Group                                                        72,500      2,596,406
                                                                                       ------------
                                                                                       $  4,631,362
---------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Schering Plough Corp.                                                     31,700   $  2,539,962
---------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                                         23,800   $  1,616,913
---------------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    McDonalds Corp.                                                           32,300   $  1,998,563
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Sierra Pacific Resources                                                  53,800   $  1,883,000
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Coastal Corp.                                                             41,000   $  2,928,937
    KN Energy, Inc.                                                           15,200        892,050
                                                                                       ------------
                                                                                       $  3,820,987
---------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    Sprint Corp.                                                              41,300   $  2,821,306
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $ 55,901,250
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $119,821,981)                                           $182,814,740
---------------------------------------------------------------------------------------------------

Bonds - 35.3%
---------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                       (000 OMITTED)
---------------------------------------------------------------------------------------------------
U.S. Bonds - 21.1%
  Government National Mortgage Association - 3.6%
    GNMA, 6.5s, 2028                                                      $   11,162   $ 11,060,626
                                                                                       ------------
                                                                                       $ 11,060,626
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.5%
    U.S. Treasury Notes, 5.5s, 2003                                       $    5,700   $  5,659,929
    U.S. Treasury Notes, 6.5s, 2005                                           29,000     30,273,390
    U.S. Treasury Notes, 6.625s, 2002                                         17,150     17,723,496
                                                                                       ------------
                                                                                       $ 53,656,815
---------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $ 64,717,441
---------------------------------------------------------------------------------------------------
Foreign Bonds - 14.2%
  Germany - 6.2%
    Germany Federal Republic, 6.25s, 2006              DEM                    13,878   $  8,398,722
    Germany Federal Republic, 6s, 2007                                        17,689     10,547,356
                                                                                       ------------
                                                                                       $ 18,946,078
---------------------------------------------------------------------------------------------------
  Italy - 2.2%
    Republic of Italy, 5.75s, 2002                     ITL                 5,710,000   $  3,338,179
    Republic of Italy, 7.75s, 2006                                         4,900,000      3,257,355
                                                                                       ------------
                                                                                       $  6,595,534
---------------------------------------------------------------------------------------------------
  Japan - 0.2%
    FNMA, 2.125s, 2007                                 JPY                    90,000   $    700,415
---------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Kingdom of Sweden, 6s, 2005                        SEK                     8,100   $  1,092,140
    Kingdom of Sweden, 13s, 2001                                               6,600      1,044,829
                                                                                       ------------
                                                                                       $  2,136,969
---------------------------------------------------------------------------------------------------
  United Kingdom - 4.9%
    United Kingdom Treasury, 8s, 2003                  GBP                     2,240   $  4,067,786
    United Kingdom Treasury, 8.5s, 2005                                        5,670     10,955,221
                                                                                       ------------
                                                                                       $ 15,023,007
---------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $ 43,402,003
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $107,604,067)                                            $108,119,444
---------------------------------------------------------------------------------------------------

Preferred Stocks - 1.8%
---------------------------------------------------------------------------------------------------
                                                                              SHARES
---------------------------------------------------------------------------------------------------
    Henkel KGAA (Chemicals)*                                                  33,000   $  2,574,533
    Prosieben Media AG (Entertainment)*                                       14,800        762,887
    Wella AG, Preferred (Cosmetics)                                            2,300      2,095,570
---------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $4,167,319)                                   $  5,432,990
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
---------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                       (000 OMITTED)
---------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Consolidated Discount
      Note, due 5/15/98                                                   $    2,400   $  2,394,988
    Associates Corp. of North America, due 5/01/98                             6,400      6,400,000
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $  8,794,988
---------------------------------------------------------------------------------------------------

Call Options Purchased
---------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL AMOUNT
                                                                        OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                   (000 OMITTED)
---------------------------------------------------------------------------------------------------
    Japanese Government Bond/June/102.121
      (Premiums Paid, $108,341)                        JPY                 1,567,000   $     82,710
---------------------------------------------------------------------------------------------------

Put Options Purchased - 0.3%
---------------------------------------------------------------------------------------------------
    Japanese Yen/Deutsche Marks/August/68.4 (Premiums
      Paid, $319,639)                                  JPY                 1,413,308   $    808,412
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $240,816,335)                                      $306,053,284

Call Options Written
---------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollars/May/119.000              JPY                 1,298,743   $      --
    Japanese Government Bond/June/104.247              JPY                 1,567,000        (20,371)
    Japanese Yen/Deutsche Marks/August/66.520          JPY                 1,374,463        (23,366)
---------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $548,676)                               $    (43,737)
---------------------------------------------------------------------------------------------------
Put Options Written
---------------------------------------------------------------------------------------------------
    Canadian Dollars/U.S. Dollars/July/1.430           CAD                     8,750   $    (44,439)
    Japanese Government Bond/June/100.000              JPY                 1,567,000        (21,938)
---------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $85,701)                                 $    (66,377)
---------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities                                                              175,414
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $306,118,584
---------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars                   GBP = British Pounds
CAD = Canadian Dollars                     ITL = Italian Lira
CHF = Swiss Francs                         JPY = Japanese Yen
DEM = German Marks                         NLG = Netherland Guilder
ESP = Spanish Pesetas                      SEK = Swedish Krona

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $240,816,335)     $  306,053,284
  Cash                                                             532,183
  Net receivable for forward foreign currency exchange
    contracts sold                                                 198,322
  Receivable for Fund shares sold                                1,005,408
  Receivable for investments sold                                2,948,904
  Interest and dividends receivable                              2,355,392
  Other assets                                                       2,000
                                                            --------------
    Total assets                                            $  313,095,493
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $      564,616
  Payable for investments purchased                              4,333,053
  Net payable for forward foreign currency exchange
    contracts purchased                                            426,413
  Net payable for foreign currency exchange contracts
    closed or subject to master netting agreements               1,262,862
  Written options outstanding, at value (premiums
    received, $634,377)                                            110,114
  Payable to affiliates -
    Management fee                                                   7,738
    Shareholder servicing agent fee                                    934
    Distribution and service fee                                    89,475
    Administrative fee                                                 125
  Accrued expenses and other liabilities                           181,579
                                                            --------------
      Total liabilities                                     $    6,976,909
                                                            --------------
Net assets                                                  $  306,118,584
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  229,393,975
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             64,280,282
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               12,036,282
  Accumulated undistributed net investment income                  408,045
                                                            --------------
      Total                                                 $  306,118,584
                                                            ==============
Shares of beneficial interest outstanding                    21,132,751
                                                             ==========

Class A shares:
  Net asset value per share
    (net assets of $169,456,064 / 11,690,311 shares of
     beneficial interest outstanding)                          $14.50
                                                               ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                           $15.22
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $108,156,382 / 7,473,153 shares of
     beneficial interest outstanding)                          $14.47
                                                               ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $26,638,878 / 1,840,575 shares of
     beneficial interest outstanding)                          $14.47
                                                               ======

Class I shares:
  Net asset value per share
    (net assets of $1,867,260 / 128,712 shares of
     beneficial interest outstanding)                          $14.51
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                $   3,607,206
    Dividends                                                   1,252,423
    Foreign taxes withheld                                        (90,193)
                                                            -------------
      Total investment income                               $   4,769,436
                                                            -------------
  Expenses -
    Management fee                                          $   1,163,344
    Trustees' compensation                                         20,407
    Shareholder servicing agent fee                               168,162
    Distribution and service fee (Class A)                        277,460
    Distribution and service fee (Class B)                        502,094
    Distribution and service fee (Class C)                        120,437
    Administrative fee                                             18,910
    Custodian fee                                                 111,230
    Postage                                                        31,134
    Printing                                                       21,309
    Auditing fees                                                  20,315
    Legal fees                                                        798
    Miscellaneous                                                 101,634
                                                            -------------
      Total expenses                                        $   2,557,234
    Fees paid indirectly                                          (36,184)
                                                            -------------
      Net expenses                                          $   2,521,050
                                                            -------------
        Net investment income                               $   2,248,387
                                                            -------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                               $  11,422,435
      Written option transactions                                 225,841
      Foreign currency transactions                               410,593
      Interest rate swap agreements                                95,191
                                                            -------------
        Net realized gain on investments and foreign
           currency transactions                            $  12,154,060
                                                            -------------
    Change in unrealized appreciation -
      Investments                                           $  19,917,023
      Written options                                             386,759
      Translation of assets and liabilities in foreign
         currencies                                            (1,850,999)
      Interest rate swap agreements                               (79,135)
                                                            -------------
        Net unrealized gain on investments and foreign
          currency translation                              $  18,373,648
                                                            -------------
          Net realized and unrealized gain on investments
           and foreign currency                             $  30,527,708
                                                            -------------
            Increase in net assets from operations          $  32,776,095
                                                            =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                            APRIL 30, 1998              OCTOBER 31, 1997
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    2,248,387                $    5,160,435
  Net realized gain on investments and foreign
    currency transactions                                       12,154,060                    13,079,421
  Net unrealized gain on investments and foreign
    currency translation                                        18,373,648                    16,651,658
                                                            --------------                --------------
    Increase in net assets from operations                  $   32,776,095                $   34,891,514
                                                            --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $     (520,386)               $   (2,231,027)
  From net investment income (Class B)                              --                          (816,452)
  From net investment income (Class C)                              --                          (183,191)
  From net investment income (Class I)                              (9,007)                      (21,797)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (9,740,373)                   (6,137,212)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (6,225,063)                   (3,460,672)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (1,494,162)                     (701,486)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (108,509)                       --
                                                            --------------                --------------
    Total distributions declared to shareholders            $  (18,097,500)               $  (13,551,837)
                                                            --------------                --------------
    Net increase in net assets from Fund share
      transactions                                          $   18,017,437                $   36,203,831
                                                            --------------                --------------
      Total increase in net assets                          $   32,696,032                $   57,543,508
Net assets:
  At beginning of period                                       273,422,552                   215,879,044
                                                            --------------                --------------

  At end of period (including accumulated undistributed
    net investment income (distributions in excess of
    net investment income) of $408,045 and ($1,310,949),
    respectively)                                           $  306,118,584                $  273,422,552
                                                            ==============                ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                          SIX MONTHS ENDED        -----------------------------------------------------------
                                            APRIL 30, 1998             1997             1996             1995            1994
                                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $13.84           $12.73           $11.57           $10.58          $11.19
                                                    ------           ------           ------           ------          ------
Income from investment operations# -
  Net investment income                             $ 0.13           $ 0.31           $ 0.34           $ 0.33          $ 0.30
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      1.47             1.61             1.46             0.79            0.15
                                                    ------           ------           ------           ------          ------
    Total from investment operations                $ 1.60           $ 1.92           $ 1.80           $ 1.12          $ 0.45
                                                    ------           ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.05)          $(0.21)          $(0.63)          $(0.08)         $(0.25)
  From net realized gain on investments and
    foreign currency transactions                    (0.89)           (0.60)           (0.01)           (0.05)          (0.33)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --               --               --               --             (0.38)
                                                    ------           ------           ------           ------          ------
    Total distributions declared to
     shareholders                                   $(0.94)          $(0.81)          $(0.64)          $(0.13)         $(0.96)
                                                    ------           ------           ------           ------          ------
Net asset value - end of period                     $14.50           $13.84           $12.73           $11.57          $10.68
                                                    ======           ======           ======           ======          ======
Total return(+)                                     12.20%++         15.71%           16.06%           10.63%           4.10%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.52%+           1.59%            1.63%            1.77%           1.76%
  Net investment income                              1.85%+           2.35%            2.79%            3.06%           2.81%
Portfolio turnover                                    103%             143%             167%             160%            118%
Net assets at end of period (000 omitted)         $169,456         $152,919         $129,843         $110,294         $99,870

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                          1993              1992              1991             1990*
-----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $10.21            $ 9.42            $ 8.55            $ 8.50
                                                              ------            ------            ------            ------
Income from investment operations# -
  Net investment income                                       $ 0.28            $ 0.36            $ 0.37            $ 0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               1.42              0.86              0.88             (0.03)
                                                              ------            ------            ------            ------
    Total from investment operations                          $ 1.70            $ 1.22            $ 1.25            $ 0.05
                                                              ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.45)           $(0.26)           $(0.38)             --
  From net realized gain on investments and foreign
    currency transactions                                      (0.27)            (0.17)             --                --
                                                              ------            ------            ------            ------
    Total distributions declared to shareholders              $(0.72)           $(0.43)           $(0.38)           $(0.00)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $11.19            $10.21            $ 9.42            $ 8.55
                                                              ======            ======            ======            ======
Total return(+)                                               17.78%            13.14%            14.94%             3.76%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                                     1.92%             1.84%             2.18%             1.57%+
  Net investment income                                        2.96%             3.65%             4.05%             3.14%+
Portfolio turnover                                              112%               72%              134%                2%
Net assets at end of period (000 omitted)                  $  71,262         $  44,707         $  30,847         $  12,510

  * For the period from the commencement of the Fund's investment operations, September 4, 1990, through October 31, 1990.
  + Annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               APRIL 30, 1998              1997            1996            1995            1994         1993**
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $13.82            $12.71          $11.52          $10.54          $11.19         $10.84
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                $ 0.08            $ 0.22          $ 0.25          $ 0.25          $ 0.25         $ 0.06
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                         1.46              1.62            1.46            0.77            0.13           0.35
                                       ------            ------          ------          ------          ------         ------
    Total from investment
      operations                       $ 1.54            $ 1.84          $ 1.71          $ 1.02          $ 0.38         $ 0.41
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income
                                       $  --             $(0.13)         $(0.47)         $(0.03)         $(0.24)        $(0.06)
  From net realized gain on
    investments and foreign
    currency transactions               (0.89)            (0.60)          (0.01)          (0.01)          (0.32)          --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                         --                --              --              --             (0.38)          --
                                       ------            ------          ------          ------          ------         ------
    Total distributions
      declared to shareholders         $(0.89)           $(0.73)         $(0.48)         $(0.04)         $(0.94)        $(0.06)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $14.47            $13.82          $12.75          $11.52          $10.63         $11.19
                                       ======            ======          ======          ======          ======         ======
Total return                           11.83%++          15.00%          15.29%           9.75%           3.38%          3.79%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses                              2.17%+            2.25%           2.34%           2.49%           2.49%          2.77%+
  Net investment income                 1.20%+            1.70%           2.07%           2.34%           2.33%          2.15%+
Portfolio turnover                       103%              143%            167%            160%            118%           112%
Net assets at end of period
  (000 omitted)                      $108,156           $96,931         $71,788         $57,214         $47,677         $4,381

** For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                             SIX MONTHS ENDED        --------------------------------------------------------
                                               APRIL 30, 1998            1997            1996            1995         1994***
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $13.82          $12.72          $11.52          $10.53          $11.06
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                                $ 0.08          $ 0.23          $ 0.26          $ 0.27          $ 0.27
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         1.46            1.61            1.46            0.76           (0.29)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 1.54          $ 1.84          $ 1.72          $ 1.03          $(0.02)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $ --            $(0.14)         $(0.51)         $(0.03)         $(0.12)
  From net realized gain on investments and
    foreign currency transactions                       (0.89)          (0.60)          (0.01)          (0.01)          (0.16)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              --              --              --             (0.18)
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(0.89)         $(0.74)         $(0.52)         $(0.04)         $(0.46)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $14.47          $13.82          $12.72          $11.52          $10.58
                                                       ======          ======          ======          ======          ======
Total return                                           11.83%++        14.97%          15.41%           9.84%         (0.15)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.17%+          2.24%           2.27%           2.42%           2.39%+
  Net investment income                                 1.21%+          1.71%           2.14%           2.41%           2.51%+
Portfolio turnover                                       103%            143%            167%            160%            118%
Net assets at end of period (000 omitted)             $26,639         $21,725         $14,248         $10,894         $10,903

*** For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                 APRIL 30, 1998           OCTOBER 31, 1997****
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $13.86                         $12.51
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.15                         $ 0.30
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.46                           1.21
                                                                         ------                         ------
    Total from investment operations                                     $ 1.61                         $ 1.51
                                                                         ------                         ------
Less distributions declared to shareholders -
From net investment income                                               $(0.07)                        $(0.16)
From net realized gain on investments and foreign currency
  transactions                                                            (0.89)                          --
                                                                         ------                         ------
Total distributions declared to shareholders                             $(0.96)                        $(0.16)
                                                                         ------                         ------
Net asset value - end of period                                          $14.51                         $13.86
                                                                         ======                         ======
Total return                                                             12.50%++                       12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.17%+                         1.24%+
  Net investment income                                                   2.20%+                         2.72%+
Portfolio turnover                                                         103%                           143%
Net assets at end of period (000 omitted)                                $1,867                         $1,848

**** For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swaps agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.00% of investment income.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive renumeration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,607 for the period ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,784 for the period ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,253 for the period ended April 30, 1998. Fees incurred under the distribution plan during the period ended April 30, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,156 and $10,195 for Class B and Class C shares, respectively, for the period ended April 30, 1998. Fees incurred under the distribution plan during the period ended April 30, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 1998, were $534, $59,930, and $2,357 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                         $137,387,922  $ 90,830,608
                                                   ------------  ------------
Investments (non-U.S. government securities)       $164,661,167  $188,638,123
                                                   ------------  ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $240,816,335
                                                                 ------------

Gross unrealized appreciation                                    $ 67,760,773
Gross unrealized depreciation                                      (2,523,824)
                                                                 ------------

    Net unrealized appreciation                                  $ 65,236,949
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                         PERIOD ENDED APRIL 30, 1998         YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,136,126      $  15,797,414        2,549,188      $  33,536,171
Shares issued to shareholders in
  reinvestment of distributions           727,633          9,481,174          596,268          7,592,322
Shares reacquired                      (1,220,102)       (16,973,891)      (2,296,772)       (30,263,298)
                                        ---------      -------------        ---------      -------------
    Net increase                          643,657      $   8,304,697          848,684      $  10,865,195
                                        =========      =============        =========      =============

Class B Shares
                                         PERIOD ENDED APRIL 30, 1998         YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               896,762      $  12,435,575        2,145,163      $  28,207,084
Shares issued to shareholders in
  reinvestment of distributions           417,090          5,438,868          297,676          3,786,788
Shares reacquired                        (855,477)       (11,767,681)      (1,074,408)       (14,221,906)
                                        ---------      -------------        ---------      -------------
    Net increase                          458,375      $   6,106,762        1,368,431      $  17,771,966
                                        =========      =============        =========      =============

Class C Shares
                                         PERIOD ENDED APRIL 30, 1998         YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               328,305      $   4,583,634          681,359      $   8,952,016
Shares issued to shareholders in
  reinvestment of distributions            93,123          1,214,328           55,143            702,127
Shares reacquired                        (153,044)        (2,118,415)        (284,443)        (3,746,301)
                                        ---------      -------------        ---------      -------------
    Net increase                          268,384      $   3,679,547          452,059      $   5,907,842
                                        =========      =============        =========      =============

Class I Shares
                                         PERIOD ENDED APRIL 30, 1998         YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 4,054      $      56,214          155,509      $   1,954,464
Shares issued to shareholders in
  reinvestment of distributions             9,026            117,516            1,606             21,797
Shares reacquired                         (17,747)          (247,299)         (23,736)          (317,433)
                                        ---------      -------------        ---------      -------------
    Net increase (decrease)                (4,667)     $     (73,569)         133,379      $   1,658,828
                                        =========      =============        =========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended April 30, 1998, was $747.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 1998, is as follows:

Written Option Transactions

                                         1998 CALLS                              1998 PUTS
                           -------------------------------------   -------------------------------------
                               PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                    OF CONTRACTS                            OF CONTRACTS
                                   (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Deutsche Marks/British Pounds           18,519       $  92,800                  20,423       $  83,855
  Japanese Government Bonds               --              --                     218,000          14,221
  Japanese Yen                         1,244,174         237,921                  --               --
  Japanese Yen/Deutsche Marks          1,451,560         139,942                 822,841          61,801
Options written -
  Canadian Dollars                        --              --                       8,750          32,734
  Japanese Government Bonds            1,567,000          24,075               1,567,000          52,967
  Japanese Yen                         1,298,743         204,961                  --               --
  Japanese Yen/Deutsche Marks          1,374,463         319,640                  --               --
Options terminated in closing
  transactions -
  Deutsche Marks/British Pounds           --              --                     (20,423)        (83,855)
  Japanese Government Bonds               --              --                    (218,000)        (14,221)
  Japanese Yen                        (1,244,174)       (237,921)                 --               --
  Japanese Yen/Deutsche Marks             --              --                    (822,841)        (61,801)
Options expired -
  Deutsche Marks/British Pounds          (18,519)        (92,800)                 --               --
  Japanese Yen/Deutsche Marks         (1,451,560)       (139,942)                 --               --
                                      ----------      ----------               ---------       ---------
Outstanding, end of period                            $  548,676                               $  85,701
                                                      ==========                               =========

Options outstanding at end of period consist of:
  Canadian Dollars                        --          $   --                       8,750       $  32,734
  Japanese Government Bonds            1,567,000          24,076               1,567,000          52,967
  Japanese Yen                         1,298,743         204,961                  --               --
  Japanese Yen/Deutsche Marks          1,374,463         319,639                  --               --
                                      ----------      ----------               ---------       ---------
Outstanding, end of period                            $  548,676                               $  85,701
                                                      ==========                               =========

At April 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                          NET UNREALIZED
                                  CONTRACTS TO                             CONTRACTS        APPRECIATION
         SETTLEMENT DATE       DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales            5/15/98  AUD       10,818,565          $ 7,249,953      $ 7,044,095           $ 205,858
                 5/15/98  CAD        2,064,899            1,438,954        1,444,630              (5,676)
                 5/15/98  CHF        7,740,223            5,468,306        5,166,722             301,584
                 5/15/98  DEM       42,987,501           23,666,478       23,969,922            (303,444)
                                                        -----------      -----------           ---------
                                                        $37,823,691      $37,625,369           $ 198,322
                                                        ===========      ===========           =========
Purchases        5/15/98  CAD       26,228,148          $18,406,837      $18,349,552            $(57,285)
                 5/15/98  CHF        2,904,185            2,036,453        1,938,590             (97,863)
                 5/15/98  DEM       57,215,882           32,051,598       31,903,693            (147,905)
                 5/15/98  GBP        1,502,743            2,469,007        2,510,336              41,329
                 5/15/98  NLG       17,994,159            8,979,121        8,910,113             (69,008)
                 5/18/98  ESP      984,120,654            6,556,433        6,460,752             (95,681)
                                                        -----------      -----------           ---------
                                                        $70,499,449      $70,073,036           $(426,413)
                                                        ===========      ===========           =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $218,571 with Bankers' Trust, $936,196 with Deutsche Bank, $100,065 with Merrill Lynch, and a net payable of $491,256 with C.S. First Boston and $2,026,438 with Swiss Bank at April 30, 1998.

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) World Total Return Fund

Trustees                                               Secretary
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                  Assistant Secretary
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           Investor Information
                                                       For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief             call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.                 a touch-tone telephone.

Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       financial adviser or, for an information kit,
Walter E. Robb, III - President and Treasurer,         call toll free: 1-800-637-2929 any business
Benchmark Advisors, Inc. (corporate financial          day from 9 a.m. to 5 p.m. Eastern time (or
consultants); President, Benchmark Consulting          leave a message anytime).
Group, Inc. (office services)
                                                       Investor Service
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief                   For general information, call toll free:
Executive Officer, and Director,                       1-800-225-2606 any business day from
MFS Investment Management                              8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt - President, Insight                  For service to speech- or hearing-impaired,
Resources, Inc. (acquisition planning                  call toll free: 1-800-637-6576 any business
specialists)                                           day from 9 a.m. to 5 p.m. Eastern time. (To
                                                       use this service, your phone must be equipped
Ward Smith - Former Chairman (until 1994),             with a Telecommunications Device for the
NACCO Industries (holding company)                     Deaf.) For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                     (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company               telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Distributor
MFS Fund Distributors, Inc.                                            For the fourth year in a row,
500 Boylston Street                                                    MFS earned a #1 ranking in the
Boston, MA 02116-3741                                  [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
                                                                       Survey, Main Office Operations
Portfolio Manager                                                      Service Quality Category. The
Frederick J. Simmons*                                  firm achieved a 3.42 overall score on a
                                                       scale of 1 to 4 in the 1997 survey. A total
Treasurer                                              of 111 firms responded, offering input on
W. Thomas London*                                      the quality of service they received from 29
                                                       mutual fund companies nationwide. The survey
Assistant Treasurers                                   contained questions about service quality in
Mark E. Bradley*                                       11 categories, including "knowledge of
Ellen Moynihan*                                        operations contact," "keeping you informed,"
James O. Yost*                                         and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) WORLD TOTAL RETURN FUND                                      Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MWT-3 6/98 41M 24/224/324/824